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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                           18 U.S.C. OF SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Metaline Contact Mines (the "Company") on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Beasley, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006


                                        By: /s/ John W. Beasley
                                            ------------------------------------
                                            John W. Beasley
                                            Secretary, Treasurer &
                                            Chief Financial Officer